Summary Prospectus Supplement	June 29, 2015

Putnam Small Cap Growth Fund
Summary Prospectus dated October 30, 2014

The fund will offer class R6 shares to employer-sponsored retirement plans beginning on June 29, 2015. The prospectus is supplemented as follows to add information about class R6 shares.

The front cover page is supplemented to add class R6 shares to the list of shares to which the prospectus relates, and to indicate that fund symbols for class R6 shares are pending.

The following information is added to Fees and expenses:

Shareholder fees (fees paid directly from your investment)

	Maximum sales charge (load)	Maximum deferred sales charge (load)
	imposed on purchases (as a	(as a percentage of original purchase price
Share class	percentage of offering price)	or redemption proceeds, whichever is lower)

Class R6	NONE	NONE

Annual fund operating expenses (expenses you pay each year as a percentage of the value of your investment)

		Distribution and
		service (12b-1)	Other	Total annual fund
Share class	Management fees†	fees	expenses	operating expenses

Class R6	0.62%	N/A	0.19% <	0.81%

† Management fees are subject to a performance adjustment

< Other expenses are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R6 shares.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years

Class R6	$83	$259	$450	$1,002

295300	6/15